Exhibit 99.2

PRESS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2003

STATEMENT OF INCOME — REPORTED BASIS
CONSOLIDATED BALANCE SHEET
LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY
STATEMENT OF INCOME — OPERATING BASIS
SEGMENT DETAIL
INVESTMENT BANK
INVESTMENT BANK
TREASURY & SECURITIES SERVICES
INVESTMENT MANAGEMENT & PRIVATE BANKING
FINANCIAL HIGHLIGHTS
INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES
NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL
CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS
CREDIT-RELATED INFORMATION
MARKET RISK — INVESTMENT BANK AVERAGE VAR
Glossary of Terms
Exhibit 12.1
Exhibit 12.2
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

J.P. MORGAN CHASE & CO. TABLE OF CONTENTS

Note: Prior periods have been adjusted to conform with current methodologies.

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share, ratio and employee data)

						4QTR 2003					2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)			FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003		4Q 2002	2003	2002	2002
REVENUE
Investment Banking Fees	$846	$649	$779	$616	$678	30%		25%	$2,890	$2,763	5%
Trading Revenue	754	829	1,546	1,298	586	(9)		29	4,427	2,675	65
Fees and Commissions	2,871	2,742	2,551	2,488	2,595	5		11	10,652	10,387	3
Private Equity Gains (Losses)	163	120	(29)	(221)	(68)	36		NM	33	(746)	NM
Securities Gains	29	164	768	485	747	(82)		(96)	1,446	1,563	(7)
Mortgage Fees and Related Income (a)	140	8	311	433	(118)	NM		NM	892	988	(10)
Other Revenue	254	188	45	92	94	35		170	579	458	26

Total Noninterest Revenue	5,057	4,700	5,971	5,191	4,514	8		12	20,919	18,088	16
Interest Income	5,614	5,696	5,871	6,263	6,184	(1)		(9)	23,444	25,284	(7)
Interest Expense	2,603	2,648	2,808	3,048	3,203	(2)		(19)	11,107	13,758	(19)

Net Interest Income	3,011	3,048	3,063	3,215	2,981	(1)		1	12,337	11,526	7

Revenue before Provision for Credit Losses	8,068	7,748	9,034	8,406	7,495	4		8	33,256	29,614	12
Provision for Credit Losses	139	223	435	743	921	(38)		(85)	1,540	4,331	(64)

TOTAL NET REVENUE	7,929	7,525	8,599	7,663	6,574	5		21	31,716	25,283	25

EXPENSE
Compensation Expense	2,577	2,713	3,231	3,174	3,032	(5)		(15)	11,695	10,983	6
Occupancy Expense	482	391	543	496	425	23		13	1,912	1,606	19
Technology and Communications Expense	756	719	732	637	635	5		19	2,844	2,554	11
Other Expense	1,405	1,272	1,226	1,234	1,376	10		2	5,137	5,111	1
Surety Settlement and Litigation Reserve (b)	—	—	100	—	1,300	NM		NM	100	1,300	(92)
Merger and Restructuring Costs	—	—	—	—	393	NM		NM	—	1,210	NM

TOTAL NONINTEREST EXPENSE	5,220	5,095	5,832	5,541	7,161	2		(27)	21,688	22,764	(5)

Income (Loss) before Income Tax Expense	2,709	2,430	2,767	2,122	(587)	11		NM	10,028	2,519	298
Income Tax Expense (Benefit)	845	802	940	722	(200)	5		NM	3,309	856	287

NET INCOME (LOSS)	$1,864	$1,628	$1,827	$1,400	$(387)	14		NM	$6,719	$1,663	304

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK	$1,851	$1,615	$1,815	$1,387	$(399)	15		NM	$6,668	$1,612	314

NET INCOME (LOSS) PER COMMON SHARE
Basic	$0.92	$0.80	$0.90	$0.69	$(0.20)	15		NM	$3.32	$0.81	310
Diluted	0.89	0.78	0.89	0.69	(0.20)	14		NM	3.24	0.80	305

PERFORMANCE RATIOS (c)
Return on Average Assets	0.95%	0.83%	0.96%	0.73%	NM	12	bp	NM	0.87%	0.23%	64	bp
Return on Average Common Equity	17	15	17	13	NM	200		NM	16	4	1,200

FULL-TIME EQUIVALENT EMPLOYEES	93,453	92,940	92,256	93,878	94,335	1%		(1)%

(a)
Mortgage Fees and Related Income of $140 million in the fourth quarter of 2003 consists of operating noninterest revenue of $316 million and MSR hedging noninterest revenue of $(176) million. The operating component of Mortgage Fees and Related Income includes net Mortgage Servicing Fees and production-related noninterest revenue.

(b)
Included in the second quarter of 2003 was a $100 million addition to the Enron-related litigation reserve. In the fourth quarter of 2002, a $1,300 million (pre-tax) charge was recorded for the settlement of the Enron surety litigation and the establishment of a reserve for certain material litigation, proceedings and investigations.

(c)	Quarterly ratios are based on annualized amounts.

J.P. MORGAN CHASE & CO. CONSOLIDATED BALANCE SHEET (in millions)

						Dec 31, 2003
						Over (Under)
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2003	2003	2003	2003	2002	2003	2002
ASSETS
Cash and Due from Banks	$20,268	$18,585	$23,398	$22,229	$19,218	9%	5%
Deposits with Banks	10,175	10,601	10,393	6,896	8,942	(4)	14
Federal Funds Sold and Securities Purchased under Resale Agreements	76,868	88,752	69,748	69,764	65,809	(13)	17
Securities Borrowed	41,834	37,096	41,067	39,188	34,143	13	23
Trading Assets:
Debt and Equity Instruments	169,120	146,731	139,275	146,783	165,199	15	2
Derivative Receivables	83,751	83,787	93,602	86,649	83,102	—	1
Securities	60,244	65,152	82,549	85,178	84,463	(8)	(29)
Loans (Net of Allowance for Loan Losses)	214,995	231,448	222,307	212,256	211,014	(7)	2
Private Equity Investments	7,250	7,797	7,901	8,170	8,228	(7)	(12)
Goodwill	8,511	8,134	8,132	8,122	8,096	5	5
Other Intangibles:
Mortgage Servicing Rights	4,781	4,007	2,967	3,235	3,230	19	48
Purchased Credit Card Relationships	1,014	1,078	1,141	1,205	1,269	(6)	(20)
All Other Intangibles	685	311	320	294	307	120	123
Other Assets	71,416	89,221	99,803	65,187	65,780	(20)	9

TOTAL ASSETS (a)	$770,912	$792,700	$802,603	$755,156	$758,800	(3)	2

LIABILITIES
Deposits:
Noninterest-Bearing	$79,465	$81,865	$88,096	$77,822	$82,029	(3)	(3)
Interest-Bearing	247,027	231,761	230,152	222,845	222,724	7	11

Total Deposits	326,492	313,626	318,248	300,667	304,753	4	7
Federal Funds Purchased and Securities Sold under Repurchase Agreements	113,466	131,959	155,330	160,221	169,483	(14)	(33)
Commercial Paper	14,284	14,790	12,382	14,039	16,591	(3)	(14)
Other Borrowed Funds	8,925	8,174	12,176	12,848	8,946	9	—
Trading Liabilities:
Debt and Equity Instruments	78,222	87,516	72,825	64,427	66,864	(11)	17
Derivative Payables	71,226	68,285	72,831	64,804	66,227	4	8
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	45,066	54,333	64,072	46,776	38,440	(17)	17
Beneficial Interests of Consolidated Variable Interest Entities	12,295	18,399	—	—	—	(33)	NM
Long-Term Debt	48,014	43,945	43,371	42,851	39,751	9	21
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	6,768	6,716	1,108	—	—	1	NM
Guaranteed Preferred Beneficial Interests in Capital Debt Securities Issued by Consolidated Trusts	—	—	5,439	5,439	5,439	NM	NM

TOTAL LIABILITIES	724,758	747,743	757,782	712,072	716,494	(3)	1

STOCKHOLDERS’ EQUITY
Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stock	2,044	2,041	2,036	2,032	2,024	—	1
Capital Surplus	13,512	13,238	12,898	12,477	13,222	2	2
Retained Earnings	29,681	28,540	27,633	26,538	25,851	4	15
Accumulated Other Comprehensive Income	(30)	187	1,293	1,113	1,227	NM	NM
Treasury Stock, at Cost	(62)	(58)	(48)	(85)	(1,027)	(7)	94

TOTAL STOCKHOLDERS’ EQUITY	46,154	44,957	44,821	43,084	42,306	3	9

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$770,912	$792,700	$802,603	$755,156	$758,800	(3)	2

(a)
Includes an incremental $10 billion and $15 billion at December 31, 2003 and September 30, 2003, respectively, related to variable interest entities that were consolidated during the third quarter of 2003 in accordance with FIN 46. Also includes approximately $2 billion at December 31, 2003 and $3 billion at September 30, 2003 related to variable interest entities consolidated prior to the third quarter of 2003 that continue to be consolidated in accordance with FIN 46.

J.P. MORGAN CHASE & CO. LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY (in millions, except per share and ratio data)

						4QTR 2003						2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)				FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003		4Q 2002		2003	2002	2002
OPERATING REVENUE
Investment Bank	$3,044	$3,166	$4,208	$4,022	$3,317	(4)%		(8)%		$14,440	$12,498	16%
Treasury & Securities Services	1,074	1,007	980	931	939	7		14		3,992	3,892	3
Investment Management & Private Banking	822	737	678	641	652	12		26		2,878	2,839	1
JPMorgan Partners	105	71	(80)	(286)	(91)	48		NM		(190)	(976)	81
Chase Financial Services	3,609	3,356	3,975	3,692	3,331	8		8		14,632	13,426	9
Support Units and Corporate	(124)	(118)	(247)	(137)	(223)	(5)		44		(626)	(626)	—

OPERATING REVENUE	$8,530	$8,219	$9,514	$8,863	$7,925	4		8		$35,126	$31,053	13

EARNINGS
Investment Bank	$860	$880	$1,041	$904	$341	(2)		152		$3,685	$1,303	183
Treasury & Securities Services	147	143	114	116	128	3		15		520	621	(16)
Investment Management & Private Banking	100	81	59	28	12	23		NM		268	261	3
JPMorgan Partners	22	5	(97)	(223)	(100)	340		NM		(293)	(808)	64
Chase Financial Services	560	433	853	649	456	29		23		2,495	2,320	8
Support Units and Corporate (a)	175	86	(143)	(74)	(107)	103		NM		44	(313)	NM

OPERATING EARNINGS	1,864	1,628	1,827	1,400	730	14		155		6,719	3,384	99
Special Items (Net of Taxes):
Real Estate Charge	—	—	—	—	—	NM		NM		—	(65)	NM
Surety Settlement and Litigation Reserve	—	—	—	—	(858)	NM		NM		—	(858)	NM
Merger and Restructuring Costs	—	—	—	—	(259)	NM		NM		—	(798)	NM

NET INCOME (LOSS)	$1,864	$1,628	$1,827	$1,400	$(387)	14		NM		$6,719	$1,663	304

AVERAGE ALLOCATED CAPITAL
Investment Bank	$16,864	$18,876	$20,059	$20,783	$20,320	(11)		(17)		$19,134	$19,915	(4)
Treasury & Securities Services	2,719	2,603	2,765	2,757	2,720	4		—		2,711	2,688	1
Investment Management & Private Banking	5,413	5,485	5,481	5,438	5,540	(1)		(2)		5,454	5,643	(3)
JPMorgan Partners	5,541	5,721	5,916	5,985	6,102	(3)		(9)		5,789	6,293	(8)
Chase Financial Services	8,955	8,925	8,647	8,465	8,510	—		5		8,750	8,612	2
Support Units and Corporate	4,685	1,521	(109)	(1,570)	(1,222)	208		NM		1,150	(1,783)	NM

TOTAL ALLOCATED CAPITAL	$44,177	$43,131	$42,759	$41,858	$41,970	2		5		$42,988	$41,368	4

EARNINGS PER SHARE — DILUTED
OPERATING EARNINGS	$0.89	$0.78	$0.89	$0.69	$0.36	14		147		$3.24	$1.66	95
Special Items (Net of Taxes):
Real Estate Charge	—	—	—	—	—	NM		NM		—	(0.03)	NM
Surety Settlement and Litigation Reserve	—	—	—	—	(0.43)	NM		NM		—	(0.43)	NM
Merger and Restructuring Costs	—	—	—	—	(0.13)	NM		NM		—	(0.40)	NM

NET INCOME (LOSS)	$0.89	$0.78	$0.89	$0.69	$(0.20)	14		NM		$3.24	$0.80	305

OPERATING RETURN ON ALLOCATED CAPITAL
Investment Bank	20%	18%	21%	18%	7%	200	bp	1,300	bp	19%	6%	1,300	bp
Treasury & Securities Services	21	22	16	17	19	(100)		200		19	23	(400)
Investment Management & Private Banking	7	6	4	2	1	100		600		5	5	—
Chase Financial Services	25	19	39	31	21	600		400		28	27	100
OPERATING RETURN ON COMMON EQUITY	17	15	17	13	7	200		1,000		16	8	800

Note: For a reconciliation from reported to operating basis, see page 7.
(a)
Line of business results for the first three quarters of 2003 and all of 2002 were restated to reflect the allocation of certain revenues and expenses previously reported in Support Units and Corporate. The line of business results were restated by $(245) million for the first three quarters of 2003 and by $(166) million for the full year 2002. There was no impact on the Firm’s overall earnings.

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

						4QTR 2003						2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)				FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003		4Q 2002		2003	2002	2002
OPERATING REVENUE
Investment Banking Fees	$846	$649	$779	$616	$678	30%		25%		$2,890	$2,763	5%
Trading-Related Revenue (Includes Trading NII)	1,272	1,278	2,025	1,981	1,254	—		1		6,556	4,555	44
Fees and Commissions	2,687	2,569	2,429	2,319	2,365	5		14		10,004	9,689	3
Private Equity Gains (Losses)	163	120	(29)	(221)	(68)	36		NM		33	(746)	NM
Securities Gains	29	164	768	485	747	(82)		(96)		1,446	1,563	(7)
Mortgage Fees and Related Income	140	8	311	433	(118)	NM		NM		892	988	(10)
Other Revenue	225	174	21	88	107	29		110		508	422	20
Net Interest Income (Excludes Trading NII)	3,168	3,257	3,210	3,162	2,960	(3)		7		12,797	11,819	8

TOTAL OPERATING REVENUE	8,530	8,219	9,514	8,863	7,925	4		8		35,126	31,053	13

OPERATING EXPENSE
Compensation Expense (a)	2,577	2,713	3,231	3,174	3,032	(5)		(15)		11,695	10,983	6
Noncompensation Expense (a) (b)	2,643	2,382	2,601	2,367	2,436	11		8		9,993	9,173	9

TOTAL OPERATING EXPENSE	5,220	5,095	5,832	5,541	5,468	2		(5)		21,688	20,156	8

Credit Costs	601	694	915	1,200	1,351	(13)		(56)		3,410	5,770	(41)
Corporate Credit Allocation	—	—	—	—	—	NM		NM		—	—	NM

Operating Income before Income Tax Expense	2,709	2,430	2,767	2,122	1,106	11		145		10,028	5,127	96
Income Tax Expense	845	802	940	722	376	5		125		3,309	1,743	90

OPERATING EARNINGS	$1,864	$1,628	$1,827	$1,400	$730	14		155		$6,719	$3,384	99

OPERATING BASIS
Diluted Earnings per Share	$0.89	$0.78	$0.89	$0.69	$0.36	14		147		$3.24	$1.66	95
Shareholder Value Added (c)	514	311	536	148	(551)	65		NM		1,509	(1,631)	NM
Return on Average Managed Assets (d)	0.91%	0.79%	0.92%	0.70%	0.37%	12	bp	54	bp	0.83%	0.45%	38	bp
Return on Average Common Equity (d)	17	15	17	13	7	200		1,000		16	8	800
Common Dividend Payout Ratio	38	44	40	50	96	(600)		(5,800)		43	83	(4,000)
Effective Income Tax Rate	31	33	34	34	34	(200)		(300)		33	34	(100)
Compensation Expense as a % of Operating Revenue	30	33	34	36	38	(300)		(800)		33	35	(200)
Noncompensation Expense as a % of Operating Revenue	31	29	27	27	31	200		—		28	30	(200)
Overhead Ratio	61	62	61	63	69	(100)		(800)		62	65	(300)

Shareholder Value Added: (c)
Net Income (Loss)	$1,864	$1,628	$1,827	$1,400	$(387)	14%		NM		$6,719	$1,663	304%
Special Items (Net of Taxes):
Real Estate Charge	—	—	—	—	—	NM		NM		—	65	NM
Surety Settlement and Litigation Reserve	—	—	—	—	858	NM		NM		—	858	NM
Merger and Restructuring Costs	—	—	—	—	259	NM		NM		—	798	NM

Operating Earnings	1,864	1,628	1,827	1,400	730	14		155%		6,719	3,384	99
Less: Preferred Dividends	13	13	12	13	12	—		8		51	51	—

Adjusted Operating Earnings	1,851	1,615	1,815	1,387	718	15		158		6,668	3,333	100
Less: Cost of Capital (e)	1,337	1,304	1,279	1,239	1,269	3		5		5,159	4,964	4

Total Shareholder Value Added	$514	$311	$536	$148	$(551)	65		NM		$1,509	$(1,631)	NM

Return on Average Managed Assets:
Operating Earnings	$1,864	$1,628	$1,827	$1,400	$730	14		155		$6,719	$3,384	99

Average Managed Assets
Average Assets	$778,519	$782,426	$764,655	$778,238	$755,166	—		3		$775,978	$733,357	6
Average Credit Card Securitizations	33,445	32,497	31,665	31,834	30,556	3		9		32,365	26,519	22

Average Managed Assets	$811,964	$814,923	$796,320	$810,072	$785,722	—		3		$808,343	$759,876	6

(a)	Includes severance and other related costs associated with expense containment programs implemented in 2002.
(b)	Includes Occupancy Expense, Technology and Communications Expense, Other Expense and, in the second quarter of 2003, Surety Settlement and Litigation Reserve.
(c)
The Firm uses the shareholder value added (“SVA”) framework to measure performance of its business segments. To derive SVA, a non-GAAP financial measure, the Firm applies a cost of capital to each business segment. The capital elements and resultant capital charges provide the businesses with the financial framework to evaluate the trade-off between the use of capital by each business unit versus its return to shareholders. The table above provides a reconciliation of net income on a consolidated basis to the Firm’s SVA.

(d)	Quarterly ratios are based on annualized amounts.
(e)
A 12% (after-tax) cost of capital, based on average economic capital, is used by the Firm. To derive shareholder value added for the business segments, a 12% (after-tax) cost of capital is applied for each business segment, except for JPMorgan Partners, which is charged a 15% (after-tax) cost of capital.

J.P. MORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

						4QTR 2003				2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)		FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003	4Q 2002	2003	2002	2002
REVENUE
TRADING REVENUE
Reported	$754	$829	$1,546	$1,298	$586	(9)%	29%	$4,427	$2,675	65%
Trading-Related NII	518	449	479	683	668	15	(22)	2,129	1,880	13

Operating	$1,272	$1,278	$2,025	$1,981	$1,254	—	1	$6,556	$4,555	44

CREDIT CARD FEES (a)
Reported	$825	$756	$698	$692	$807	9	2	$2,971	$2,869	4
Credit Card Securitizations	(184)	(173)	(122)	(169)	(230)	(6)	20	(648)	(698)	7

Operating	$641	$583	$576	$523	$577	10	11	$2,323	$2,171	7

OTHER REVENUE
Reported	$254	$188	$45	$92	$94	35	170	$579	$458	26
Credit Card Securitizations	(29)	(14)	(24)	(4)	13	(107)	NM	(71)	(36)	(97)

Operating	$225	$174	$21	$88	$107	29	110	$508	$422	20

NET INTEREST INCOME
Reported	$3,011	$3,048	$3,063	$3,215	$2,981	(1)	1	$12,337	$11,526	7
Credit Card Securitizations	675	658	626	630	647	3	4	2,589	2,173	19
Trading-Related NII	(518)	(449)	(479)	(683)	(668)	(15)	22	(2,129)	(1,880)	(13)

Operating	$3,168	$3,257	$3,210	$3,162	$2,960	(3)	7	$12,797	$11,819	8

TOTAL REVENUE
Reported	$8,068	$7,748	$9,034	$8,406	$7,495	4	8	$33,256	$29,614	12
Credit Card Securitizations	462	471	480	457	430	(2)	7	1,870	1,439	30

Total Operating Revenue	$8,530	$8,219	$9,514	$8,863	$7,925	4	8	$35,126	$31,053	13

NONINTEREST EXPENSE
Reported	$5,220	$5,095	$5,832	$5,541	$7,161	2	(27)	$21,688	$22,764	(5)
Real Estate Reserves	—	—	—	—	—	NM	NM	—	(98)	NM
Surety Settlement and Litigation Reserve	—	—	—	—	(1,300)	NM	NM	—	(1,300)	NM
Merger and Restructuring Costs	—	—	—	—	(393)	NM	NM	—	(1,210)	NM

Total Operating Expense	$5,220	$5,095	$5,832	$5,541	$5,468	2	(5)	$21,688	$20,156	8

CREDIT COSTS
Provision for Credit Losses — Reported	$139	$223	$435	$743	$921	(38)	(85)	$1,540	$4,331	(64)
Credit Card Securitizations	462	471	480	457	430	(2)	7	1,870	1,439	30

Credit Costs — Operating	$601	$694	$915	$1,200	$1,351	(13)	(56)	$3,410	$5,770	(41)

(a)	Included in Fees and Commissions.

SEGMENT DETAIL

J.P. MORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						4QTR 2003				2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)		FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003	4Q 2002	2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII):
Fixed Income and Other	$1,110	$1,160	$1,868	$1,732	$1,299	(4)%	(15)%	$5,870	$4,468	31%
Equities	94	95	160	199	(31)	(1)	NM	548	11	NM

	1,204	1,255	2,028	1,931	1,268	(4)	(5)	6,418	4,479	43
Investment Banking Fees	834	636	765	620	650	31	28	2,855	2,696	6
Net Interest Income	463	539	586	689	635	(14)	(27)	2,277	2,642	(14)
Fees and Commissions	437	426	403	380	370	3	18	1,646	1,619	2
Securities Gains	13	225	445	382	376	(94)	(97)	1,065	1,076	(1)
All Other Revenue	93	85	(19)	20	18	9	417	179	(14)	NM

TOTAL OPERATING REVENUE	3,044	3,166	4,208	4,022	3,317	(4)	(8)	14,440	12,498	16

EXPENSE:
Compensation Expense	836	977	1,392	1,322	1,064	(14)	(21)	4,527	3,974	14
Noncompensation Expense	937	853	945	861	881	10	6	3,596	3,451	4

Operating Expense (Excl. Severance and Related Costs)	1,773	1,830	2,337	2,183	1,945	(3)	(9)	8,123	7,425	9
Severance and Related Costs	67	26	150	104	338	158	(80)	347	587	(41)

TOTAL OPERATING EXPENSE	1,840	1,856	2,487	2,287	2,283	(1)	(19)	8,470	8,012	6

Operating Margin	1,204	1,310	1,721	1,735	1,034	(8)	16	5,970	4,486	33
Credit Costs	(241)	(181)	(5)	246	489	(33)	NM	(181)	2,393	NM
Corporate Credit Allocation	(5)	(10)	(9)	(12)	(18)	50	72	(36)	(82)	56

Operating Income Before Income Tax Expense	1,440	1,481	1,717	1,477	527	(3)	173	6,115	2,011	204
Income Tax Expense	580	601	676	573	186	(3)	212	2,430	708	243

OPERATING EARNINGS	$860	$880	$1,041	$904	$341	(2)	152	$3,685	$1,303	183

Average Allocated Capital	$16,864	$18,876	$20,059	$20,783	$20,320	(11)	(17)	$19,134	$19,915	(4)
Average Assets	510,874	512,030	495,113	525,708	515,668	—	(1)	510,894	495,464	3
Shareholder Value Added	344	304	436	284	(279)	13	NM	1,368	(1,109)	NM
Return on Allocated Capital	20%	18%	21%	18%	7%	200bp	1,300bp	19%	6%	1,300bp
Overhead Ratio	60	59	59	57	69	100	(900)	59	64	(500)
Overhead Ratio Excl. Severance and Related Costs	58	58	56	54	59	—	(100)	56	59	(300)
Compensation Expense as a % of Operating Revenue Excl. Severance and Related Costs	27	31	33	33	32	(400)	(500)	31	32	(100)
FULL-TIME EQUIVALENT EMPLOYEES	14,772	14,491	14,464	14,619	15,145	2%	(2)%
Shareholder Value Added:
Operating Earnings	$860	$880	$1,041	$904	$341	(2)	152	$3,685	$1,303	183%
Less: Preferred Dividends	6	5	5	6	5	20	20	22	22	—

Adjusted Operating Earnings	854	875	1,036	898	336	(2)	154	3,663	1,281	186
Less: Cost of Capital	510	571	600	614	615	(11)	(17)	2,295	2,390	(4)

Total Shareholder Value Added	$344	$304	$436	$284	$(279)	13	NM	$1,368	$(1,109)	NM

J.P. MORGAN CHASE & CO. INVESTMENT BANK BUSINESS-RELATED METRICS (in millions)

						4QTR 2003				2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)		FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003	4Q 2002	2003	2002	2002
BUSINESS REVENUE:
INVESTMENT BANKING FEES
Advisory	$157	$161	$162	$160	$216	(2)%	(27)%	$640	$743	(14)%
Equity Underwriting	254	173	163	107	88	47	189	697	470	48
Debt Underwriting	423	302	440	353	346	40	22	1,518	1,483	2

TOTAL	834	636	765	620	650	31	28	2,855	2,696	6

CAPITAL MARKETS & LENDING
Fixed Income	1,365	1,437	2,160	1,977	1,568	(5)	(13)	6,939	5,487	26
Global Treasury	142	365	620	599	571	(61)	(75)	1,726	1,815	(5)
Credit Portfolio	362	389	275	395	339	(7)	7	1,421	1,506	(6)
Equities	341	339	388	431	189	1	80	1,499	994	51

TOTAL	2,210	2,530	3,443	3,402	2,667	(13)	(17)	11,585	9,802	18

TOTAL OPERATING REVENUE	$3,044	$3,166	$4,208	$4,022	$3,317	(4)	(8)	$14,440	$12,498	16

MEMO:
CAPITAL MARKETS & LENDING TOTAL RETURN REVENUE (a)
Fixed Income	$1,454	$1,512	$2,096	$1,939	$1,484	(4)	(2)	$7,001	$5,466	28
Global Treasury	221	491	437	535	467	(55)	(53)	1,684	1,513	11
Credit Portfolio	362	389	275	395	339	(7)	7	1,421	1,506	(6)
Equities	341	339	388	431	189	1	80	1,499	994	51

TOTAL	$2,378	$2,731	$3,196	$3,300	$2,479	(13)	(4)	$11,605	$9,479	22

MARKET SHARE / RANKINGS: (b)
Global Syndicated Loans	17% / #1	14% / #1	23% / #1	14% / #1	20% / #1			18% / #1	23% / #1
Global Investment-Grade Bonds	8% / #2	8% / #2	8% / #2	8% / #2	8% / #2			8% / #2	9% / #2
Euro-Denominated Corporate International Bonds	5% / #8	7% / #3	5% / #7	4% / #10	7% / #4			5% / #6	6% / #4
Global Equity and Equity-Related	7% / #6	9% / #4	9% / #4	10% / #3	3% / #9			9% / #4	4% / #8
U.S. Equity and Equity-Related	10% / #4	7% / #6	12% / #4	16% / #1	5% / #7			11% / #4	6% / #6
Global Announced M&A	11% / #9	17% / #3	14% / #6	22% / #2	16% / #5			16% / #5	14% / #5

(a)
Total return revenue, a non-GAAP financial measure, represents operating revenue plus the change in unrealized gains or losses on investment securities and hedges (included in comprehensive income) and internally transfer-priced assets and liabilities.

(b)
Derived from Thomson Financial Securities Data, which reflects subsequent updates to prior-period information. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						4QTR 2003						2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)				FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003		4Q 2002		2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$676	$655	$632	$599	$581	3%		16%		$2,562	$2,412	6%
Net Interest Income	307	311	307	294	311	(1)		(1)		1,219	1,224	—
All Other Revenue	91	41	41	38	47	122		94		211	256	(18)

TOTAL OPERATING REVENUE	1,074	1,007	980	931	939	7		14		3,992	3,892	3

EXPENSE:
Compensation Expense	323	312	312	314	279	4		16		1,261	1,163	8
Noncompensation Expense	499	474	477	445	468	5		7		1,895	1,814	4

Operating Expense (Excl. Severance and Related Costs)	822	786	789	759	747	5		10		3,156	2,977	6
Severance and Related Costs	23	10	24	4	5	130		360		61	17	259

TOTAL OPERATING EXPENSE	845	796	813	763	752	6		12		3,217	2,994	7

Operating Margin	229	211	167	168	187	9		22		775	898	(14)
Credit Costs	—	(1)	1	1	2	NM		NM		1	1	—
Corporate Credit Allocation	5	10	9	12	18	(50)		(72)		36	82	(56)

Operating Income Before Income Tax Expense	234	222	175	179	203	5		15		810	979	(17)
Income Tax Expense	87	79	61	63	75	10		16		290	358	(19)

OPERATING EARNINGS	$147	$143	$114	$116	$128	3		15		$520	$621	(16)

Average Allocated Capital	$2,719	$2,603	$2,765	$2,757	$2,720	4		—		$2,711	$2,688	1
Average Assets	20,925	18,078	19,381	17,562	19,279	16		9		18,993	17,780	7
Shareholder Value Added	64	63	30	35	45	2		42		192	296	(35)
Return on Allocated Capital	21%	22%	16%	17%	19%	(100	)bp	200	bp	19%	23%	(400	)bp
Overhead Ratio	79	79	83	82	80	—		(100)		81	77	400
Assets under Custody (in billions)	$7,597	$6,926	$6,777	$6,269	$6,336	10%		20%

FULL-TIME EQUIVALENT EMPLOYEES	14,616	14,294	14,393	14,349	14,440	2		1

Shareholder Value Added:
Operating Earnings	$147	$143	$114	$116	$128	3		15		$520	$621	(16)%
Less: Preferred Dividends	1	1	—	1	—	—		NM		3	2	50

Adjusted Operating Earnings	146	142	114	115	128	3		14		517	619	(16)
Less: Cost of Capital	82	79	84	80	83	4		(1)		325	323	1

Total Shareholder Value Added	$64	$63	$30	$35	$45	2		42		$192	$296	(35)

OPERATING REVENUE BY BUSINESS:
Treasury Services	$487	$497	$468	$475	$469	(2)		4		$1,927	$1,818	6
Investor Services	381	370	360	338	334	3		14		1,449	1,513	(4)
Institutional Trust Services	253	234	238	203	224	8		13		928	864	7
Other	(47)	(94)	(86)	(85)	(88)	50		47		(312)	(303)	(3)

Total Treasury & Securities Services	$1,074	$1,007	$980	$931	$939	7		14		$3,992	$3,892	3

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

							4QTR 2003						2003
	4QTR		3QTR	2QTR	1QTR	4QTR	Over (Under)				FULL YEAR		Over (Under)
	2003		2003	2003	2003	2002	3Q 2003		4Q 2002		2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$617		$572	$508	$510	$506	8%		22%		$2,207	$2,176	1%
Net Interest Income	119		116	117	115	107	3		11		467	446	5
All Other Revenue	86		49	53	16	39	76		121		204	217	(6)

TOTAL OPERATING REVENUE	822		737	678	641	652	12		26		2,878	2,839	1

EXPENSE:
Compensation Expense	305		313	290	285	311	(3)		(2)		1,193	1,125	6
Noncompensation Expense	330		307	299	299	314	7		5		1,235	1,221	1

TOTAL OPERATING EXPENSE	635		620	589	584	625	2		2		2,428	2,346	3

Operating Margin	187		117	89	57	27	60		NM		450	493	(9)
Credit Costs	36		(7)	—	6	13	NM		177		35	85	(59)

Operating Income Before Income Tax Expense	151		124	89	51	14	22		NM		415	408	2
Income Tax Expense	51		43	30	23	2	19		NM		147	147	—

OPERATING EARNINGS	$100		$81	$59	$28	$12	23		NM		$268	$261	3

Average Allocated Capital	$5,413		$5,485	$5,481	$5,438	$5,540	(1)		(2)		$5,454	$5,643	(3)
Average Goodwill Capital	4,095		4,097	4,096	4,101	4,115	—		—		4,097	4,116	—
Average Assets	34,032		33,198	33,929	33,582	33,522	3		2		33,685	35,729	(6)
Shareholder Value Added	(66)		(87)	(107)	(134)	(157)	24		58		(394)	(423)	7
Tangible Shareholder Value Added	62		40	18	(12)	(30)	55		NM		108	84	29
Return on Allocated Capital	7%		6%	4%	2%	1%	100	bp	600	bp	5%	5%	—	bp
Return on Tangible Allocated Capital	31		23	17	8	4	800		2,700		20	18	200
Overhead Ratio	77		84	87	91	96	(700)		(1,900)		84	83	100
Pre-Tax Margin Ratio	18		17	13	8	2	100		1,600		14	14	—

FULL-TIME EQUIVALENT EMPLOYEES	7,756		7,716	7,884	7,510	7,827	1%		(1)%

Shareholder Value Added:
Operating Earnings	$100		$81	$59	$28	$12	23		NM		$268	$261	3%
Less: Preferred Dividends	2		2	1	2	1	—		100		7	7	—

Adjusted Operating Earnings	98		79	58	26	11	24		NM		261	254	3
Less: Cost of Capital	164		166	165	160	168	(1)		(2)		655	677	(3)

Total Shareholder Value Added	(66)		(87)	(107)	(134)	(157)	24		58		(394)	(423)	7
Add: Goodwill Exclusion Impact	128		127	125	122	127	1		1		502	507	(1)

Tangible SVA (a)	$62		$40	$18	$(12)	$(30)	55		NM		$108	$84	29

ASSETS UNDER SUPERVISION (in billions)
Client Segment:
Retail	$101	(b)	$88	$84	$72	$80	15		26
Private Banking	138	(b)	132	130	125	130	5		6
Institutional	320	(b)	307	298	298	305	4		5

Assets under Management	559	(b)	527	512	495	515	6		9
Custody / Brokerage / Administration /Deposits	199	(b)	193	182	127	129	3		54

Assets under Supervision	$758	(b)	$720	$694	$622	$644	5		18

Geographic Region:
Americas	$360	(b)	$348	$348	$350	$362	3		(1)
Europe and Asia	199	(b)	179	164	145	153	11		30

Assets under Management	559	(b)	527	512	495	515	6		9
Custody /Brokerage / Administration /Deposits	199	(b)	193	182	127	129	3		54

Assets under Supervision	$758	(b)	$720	$694	$622	$644	5		18

Product Class:
Liquidity	$160	(b)	$149	$140	$144	$144	7		11
Fixed Income	144	(b)	146	150	144	149	(1)		(3)
Equities and Other	255	(b)	232	222	207	222	10		15

Assets under Management	559	(b)	527	512	495	515	6		9
Custody /Brokerage / Administration /Deposits	199	(b)	193	182	127	129	3		54

Assets under Supervision	$758	(b)	$720	$694	$622	$644	5		18

(a)
In addition to shareholder value added (“SVA”), the Firm uses tangible SVA, a non-GAAP financial measure, as an additional measure of the economics of the IMPB business segment. To derive tangible SVA, the impact of goodwill is excluded.

(b)	Estimated

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS (in millions, except employees)

						4QTR 2003				2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)		FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003	4Q 2002	2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Direct Investments:
Realized Cash Gains (Net)	$202	$134	$153	$46	$144	51%	40%	$535	$452	18%
Write-downs / Write-offs	(52)	1	(177)	(176)	(225)	NM	77	(404)	(825)	51
Mark-to-Market Gains (Losses) (a)	48	26	147	(6)	108	85	(56)	215	(210)	NM

Total Direct Investments	198	161	123	(136)	27	23	NM	346	(583)	NM
Private Third-Party Fund Investments (Net)	(39)	(41)	(145)	(94)	(80)	5	51	(319)	(150)	(113)

Total Private Equity Gains (Losses) (b)	159	120	(22)	(230)	(53)	33	NM	27	(733)	NM
Net Interest Income (Loss)	(64)	(61)	(67)	(72)	(66)	(5)	3	(264)	(302)	13
Fees and Other Revenue	10	12	9	16	28	(17)	(64)	47	59	(20)

TOTAL OPERATING REVENUE	105	71	(80)	(286)	(91)	48	NM	(190)	(976)	81

EXPENSE:
Compensation Expense	34	32	35	34	23	6	48	135	128	5
Noncompensation Expense	38	33	38	31	46	15	(17)	140	171	(18)

TOTAL OPERATING EXPENSE	72	65	73	65	69	11	4	275	299	(8)

Operating Income (Loss) Before Income Tax Expense	33	6	(153)	(351)	(160)	450	NM	(465)	(1,275)	64
Income Tax Expense (Benefit)	11	1	(56)	(128)	(60)	NM	NM	(172)	(467)	63

OPERATING EARNINGS (LOSS)	$22	$5	$(97)	$(223)	$(100)	340	NM	$(293)	$(808)	64

Average Allocated Capital	$5,541	$5,721	$5,916	$5,985	$6,102	(3)	(9)	$5,789	$6,293	(8)
Average Assets	8,199	8,653	9,008	9,428	9,629	(5)	(15)	8,818	9,677	(9)
Shareholder Value Added	(189)	(213)	(320)	(447)	(333)	11	43	(1,169)	(1,759)	34

FULL-TIME EQUIVALENT EMPLOYEES	316	325	329	342	357	(3)	(11)

Shareholder Value Added:
Operating Earnings	$22	$5	$(97)	$(223)	$(100)	340	NM	$(293)	$(808)	64
Less: Preferred Dividends	2	2	1	2	2	—	—	7	7	—

Adjusted Operating Earnings	20	3	(98)	(225)	(102)	NM	NM	(300)	(815)	63
Less: Cost of Capital	209	216	222	222	231	(3)	(10)	869	944	(8)

Total Shareholder Value Added	$(189)	$(213)	$(320)	$(447)	$(333)	11	43	$(1,169)	$(1,759)	34

(a)	Includes mark-to-market gains (losses) and reversals of mark-to-market gains (losses) due to public securities sales.
(b)	Includes the impact of portfolio hedging activities.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES (in millions, except ratios)

						Dec 31, 2003
						Over (Under)
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30		Dec 31
	2003	2003	2003	2003	2002	2003		2002
PORTFOLIO INFORMATION
Public Securities (51 companies) (a)(b)
Carrying Value	$643	$705	$591	$478	$520	(9)%		24%
Cost	451	560	531	624	663	(19)		(32)
Private Direct Securities (822 companies) (b)
Carrying Value	5,508	5,686	5,766	5,912	5,865	(3)		(6)
Cost	6,960	7,188	7,351	7,439	7,316	(3)		(5)
Private Third-Party Fund Investments (252 funds) (b)(c)
Carrying Value	1,099	1,406	1,544	1,780	1,843	(22)		(40)
Cost	1,736	2,020	2,121	2,360	2,333	(14)		(26)

Total Investment Portfolio — Carrying Value	$7,250	$7,797	$7,901	$8,170	$8,228	(7)		(12)

Total Investment Portfolio — Cost	$9,147	$9,768	$10,003	$10,423	$10,312	(6)		(11)

% of Portfolio to the Firm’s Common Equity (d)	15%	17%	18%	20%	20%	(200)	bp	(500)	bp

(a)	The quoted public value was $1.0 billion at December 31, 2003.
(b)	Represents the number of companies and funds at December 31, 2003.
(c)	Unfunded commitments to private third-party equity funds were $1.3 billion at December 31, 2003.
(d)
For purposes of calculating this ratio, the JPMP carrying value excludes the post-December 31, 2002 impact of public mark-to-market valuation adjustments, and the Firm’s common equity excludes SFAS 115 equity balances.

JPMP's Private Equity Portfolio by Industry Group

% of carrying value as of December 31, 2003 and December 31, 2002

Amounts above the bars represent the carrying values of the investments

(in billions)

December 31, 2002
December 31, 2003
30%
25%
20%
15%
10%
5%
0%
$1.5 $1.3
$0.7
$0.7
$2.2
$2.0
$1.0
$1.1
$0.4
$0.3
$0.6
$0.8
$1.8
$1.1
Telecommunications, Media & Technology
Life Sciences / Healthcare Infrastructure
Industrial
Consumer Retail & Services
Real Estate
Financial Services
Funds

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						4QTR 2003						2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)				FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003		4Q 2002		2003	2002	2002
OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$2,447	$2,471	$2,402	$2,300	$2,111	(1)%		16%		$9,620	$8,225	17%
Fees and Commissions	947	897	892	825	917	6		3		3,561	3,489	2
Securities Gains (Losses)	18	(62)	323	103	375	NM		(95)		382	493	(23)
Mortgage Fees and Related Income (a)	140	8	311	433	(118)	NM		NM		892	988	(10)
All Other Revenue	57	42	47	31	46	36		24		177	231	(23)

TOTAL OPERATING REVENUE	3,609	3,356	3,975	3,692	3,331	8		8		14,632	13,426	9

EXPENSE:
Compensation Expense	700	692	757	721	610	1		15		2,870	2,536	13
Noncompensation Expense	1,111	1,073	1,053	1,062	1,092	4		2		4,299	3,943	9

Operating Expense (Excl. Severance and Related Costs)	1,811	1,765	1,810	1,783	1,702	3		6		7,169	6,479	11
Severance and Related Costs	53	27	2	13	25	96		112		95	99	(4)

TOTAL OPERATING EXPENSE	1,864	1,792	1,812	1,796	1,727	4		8		7,264	6,578	10

Operating Margin	1,745	1,564	2,163	1,896	1,604	12		9		7,368	6,848	8
Credit Costs	854	883	817	877	874	(3)		(2)		3,431	3,159	9

Operating Income Before Income Tax Expense	891	681	1,346	1,019	730	31		22		3,937	3,689	7
Income Tax Expense	331	248	493	370	274	33		21		1,442	1,369	5

OPERATING EARNINGS	$560	$433	$853	$649	$456	29		23		$2,495	$2,320	8

Average Allocated Capital	$8,955	$8,925	$8,647	$8,465	$8,510	—		5		$8,750	$8,612	2
Average Managed Loans	192,383	192,819	183,525	174,040	165,176	—		16		185,761	155,926	19
Average Managed Assets (b)	217,633	223,370	217,275	202,328	188,466	(3)		15		215,216	179,635	20
Shareholder Value Added	286	160	592	396	197	79		45		1,434	1,276	12
Return on Allocated Capital	25%	19%	39%	31%	21%	600	bp	400	bp	28%	27%	100	bp
Overhead Ratio	52	53	46	49	52	(100)		—		50	49	100

FULL-TIME EQUIVALENT EMPLOYEES	46,155	46,231	45,268	44,312	43,543	—%		6%

Shareholder Value Added:
Operating Earnings	$560	$433	$853	$649	$456	29		23		$2,495	$2,320	8%
Less: Preferred Dividends	3	3	2	3	2	—		50		11	10	10

Adjusted Operating Earnings	557	430	851	646	454	30		23		2,484	2,310	8
Less: Cost of Capital	271	270	259	250	257	—		5		1,050	1,034	2

Total Shareholder Value Added	$286	$160	$592	$396	$197	79		45		$1,434	$1,276	12

(a)
Mortgage Fees and Related Income of $140 million in the fourth quarter of 2003 consists of operating noninterest revenue of $316 million and MSR hedging noninterest revenue of $(176) million. The operating component of Mortgage Fees and Related Income includes net Mortgage Servicing Fees and production-related noninterest revenue.

(b)	Includes credit card receivables that have been securitized.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS FINANCIAL HIGHLIGHTS (in millions)

						4QTR 2003				2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)		FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003	4Q 2002	2003	2002	2002
CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE HOME FINANCE:
Operating Revenue:
Operating Revenue (Excl. MSR Hedging Revenue) (a)	$950	$688	$1,100	$1,062	$731	38%	30%	$3,800	$2,751	38%
MSR Hedging Revenue (a)	(83)	(6)	233	86	(84)	NM	1	230	177	30

Total	$867	$682	$1,333	$1,148	$647	27	34	$4,030	$2,928	38
Operating Expense	484	445	400	382	394	9	23	1,711	1,341	28
Operating Earnings	238	118	562	423	143	102	66	1,341	908	48

CHASE CARDMEMBER SERVICES:
Operating Revenue	$1,620	$1,570	$1,512	$1,460	$1,565	3	4	$6,162	$5,939	4
Operating Expense	561	557	544	540	608	1	(8)	2,202	2,156	2
Operating Earnings	171	198	165	145	137	(14)	25	679	662	3

CHASE AUTO FINANCE:
Operating Revenue	$207	$216	$221	$198	$186	(4)	11	$842	$683	23
Operating Expense	77	74	73	68	65	4	18	292	248	18
Operating Earnings	53	49	67	36	35	8	51	205	166	23

CHASE REGIONAL BANKING:
Operating Revenue	$653	$636	$656	$631	$693	3	(6)	$2,576	$2,828	(9)
Operating Expense	645	580	583	575	567	11	14	2,383	2,229	7
Operating Earnings	(5)	12	35	28	77	NM	NM	70	354	(80)

CHASE MIDDLE MARKET:
Operating Revenue	$358	$362	$351	$359	$355	(1)	1	$1,430	$1,451	(1)
Operating Expense	209	228	221	213	225	(8)	(7)	871	841	4
Operating Earnings	93	66	78	87	54	41	72	324	315	3

(a)	MSR represents Mortgage Servicing Rights.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS-RELATED METRICS (in billions, except ratios and where otherwise noted)

							4QTR 2003							2003
	4QTR		3QTR	2QTR	1QTR	4QTR	Over (Under)				FULL YEAR			Over (Under)
	2003		2003	2003	2003	2002	3Q 2003		4Q 2002		2003		2002	2002
Chase Home Finance
Origination Volume by Channel:
Retail, Wholesale and Correspondent	$37		$68	$55	$41	$40	(46)%		(8)%		$201		$113	78%
Correspondent Negotiated Transactions	14		25	23	21	21	(44)		(33)		83		43	93
Origination Volume by Product:
First Mortgage	44		86	72	58	57	(49)		(23)		260		142	83
Home Equity	7		7	6	4	4	—		75		24		14	71
Loans Serviced (EOP)	470		455	437	432	426	3		10		470		426	10
End-of-Period Outstandings	73.7		85.8	74.5	67.3	63.6	(14)		16		73.7		63.6	16
Total Average Loans Owned	79.4		80.6	71.2	64.4	59.7	(1)		33		74.1		56.2	32
Number of Customers (in millions)	4.1		4.0	3.9	4.0	4.0	2		2		4.1		4.0	2
MSR Carrying Value	4.8		4.0	3.0	3.2	3.2	20		50		4.8		3.2	50
30+ Day Delinquency Rate	1.81%		2.05%	2.23%	2.31%	3.07%	(24	) bp	(126	) bp	1.81%		3.07%	(126	) bp
Net Charge-Off Ratio	0.19		0.15	0.18	0.20	0.27	4		(8)		0.18		0.25	(7)
Overhead Ratio	56		65	30	33	61	(900)		(500)		42		46	(400)

Chase Cardmember Services — Managed Basis
End-of-Period Outstandings	$52.3		$50.9	$51.0	$50.6	$51.1	3%		2%		$52.3		$51.1	2%
Average Outstandings	51.1		50.9	50.7	50.9	50.7	—		1		50.9		49.1	4
Total Volume (a)	23.9		22.9	22.2	20.7	21.2	4		13		89.7		84.0	7
New Accounts (in millions)	1.0		1.1	1.0	1.1	1.0	(9)		—		4.2		3.7	14
Active Accounts (in millions)	16.5		16.3	16.4	16.5	16.5	1		—		16.5		16.5	—
Total Accounts (in millions)	30.8		30.6	30.3	29.8	29.2	1		5		30.8		29.2	5
30+ Day Delinquency Rate	4.68%		4.62%	4.40%	4.59%	4.67%	6	bp	1	bp	4.68%		4.67%	1	bp
Net Charge-Off Ratio	5.76		5.83	6.02	5.95	5.71	(7)		5		5.89		5.89	—
Overhead Ratio	35		35	36	37	39	—		(400)		36		36	—

Chase Auto Finance
Loan and Lease Receivables	$43.2		$42.8	$41.7	$41.1	$37.4	1%		16%		$43.2		$37.4	16%
Average Loan and Lease Receivables	43.5		42.1	41.7	39.6	35.8	3		22		41.7		31.7	32
Automobile Origination Volume (b)	5.5		7.0	7.9	7.4	6.8	(21)		(19)		27.8		25.3	10
Automobile Market Share (Year-to-date)	6.3	%(d)	6.6%	6.8%	6.7%	5.7%	(30	) bp	60	bp	6.3	%(d)	5.7%	60	bp
30+ Day Delinquency Rate	1.46		1.16	1.14	1.27	1.54	30		(8)		1.46		1.54	(8)
Net Charge-Off Ratio	0.39		0.41	0.37	0.48	0.53	(2)		(14)		0.41		0.51	(10)
Overhead Ratio	37		34	33	34	35	300		200		35		36	(100)

Chase Regional Banking
Total Average Deposits	$77.1		$76.0	$74.5	$72.6	$70.1	1%		10%		$75.1		$69.8	8%
Total Client Assets (c)	111.1	(d)	109.5	108.1	105.3	102.6	1		8		108.7		103.6	5
Number of Branches	529		528	527	527	528	—		—		529		528	—
Number of ATMs	1,730		1,740	1,735	1,870	1,876	(1)		(8)		1,730		1,876	(8)
Overhead Ratio	99%		91%	89%	91%	82%	800	bp	1,700	bp	93%		79%	1,400	bp

Chase Middle Market
Total Average Loans	$13.5		$14.3	$14.3	$14.3	$14.1	(6)%		(4)%		$14.1		$13.7	3%
Total Average Deposits	28.7		28.9	26.9	28.0	25.8	(1)		11		28.2		24.1	17
Nonperforming Average Loans as a % of Total Average Loans	1.00%		1.12%	1.24%	1.41%	1.51%	(12	) bp	(51	) bp	1.19%		1.89%	(70	) bp
Net Charge-Off Ratio	0.16		0.61	0.40	0.75	1.22	(45)		(106)		0.49		0.78	(29)
Overhead Ratio	58		63	63	59	63	(500)		(500)		61		58	300

(a)	Sum of total customer purchases, cash advances and balance transfers.
(b)	Excludes amounts related to Chase Education Finance.
(c)	Deposits, money market funds, and/or investment assets (including annuities).
(d)	Estimated

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO SELECTED NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS (in millions)

						4QTR 2003				2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)		FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003	4Q 2002	2003	2002	2002
NONINTEREST REVENUE
Investment Banking Fees:
Underwriting and Other:
Equity	$255	$173	$163	$108	$84	47%	204%	$699	$464	51%
Debt	430	317	460	342	361	36	19	1,549	1,543	—

Total Underwriting and Other	685	490	623	450	445	40	54	2,248	2,007	12
Advisory	161	159	156	166	233	1	(31)	642	756	(15)

Total	$846	$649	$779	$616	$678	30	25	$2,890	$2,763	5

Trading-Related Revenue: (a)
Equities	$141	$108	$151	$194	$(20)	31	NM	$594	$112	430
Fixed Income and Other	1,131	1,170	1,874	1,787	1,274	(3)	(11)	5,962	4,443	34

Total	$1,272	$1,278	$2,025	$1,981	$1,254	—	1	$6,556	$4,555	44

Fees and Commissions:
Investment Management and Service Fees	$618	$573	$508	$545	$534	8	16	$2,244	$2,322	(3)
Custody and Institutional Trust Service Fees	431	404	408	358	352	7	22	1,601	1,529	5
Credit Card Fees	825	756	698	692	807	9	2	2,971	2,869	4
Brokerage Commissions	316	310	296	259	250	2	26	1,181	1,139	4
Lending-Related Service Fees	172	157	127	124	160	10	8	580	546	6
Deposit Service Fees	279	298	284	285	277	(6)	1	1,146	1,128	2
Other Fees	230	244	230	225	215	(6)	7	929	854	9

Total	$2,871	$2,742	$2,551	$2,488	$2,595	5	11	$10,652	$10,387	3

NONINTEREST EXPENSE
Other Expense:
Professional Services	$394	$325	$324	$325	$378	21	4	$1,368	$1,303	5
Outside Services	311	294	310	272	249	6	25	1,187	994	19
Marketing	200	179	167	164	220	12	(9)	710	689	3
Travel and Entertainment	128	103	102	89	96	24	33	422	411	3
Amortization of Intangibles	74	73	73	74	82	1	(10)	294	323	(9)
All Other	298	298	250	310	351	—	(15)	1,156	1,391	(17)

Total	$1,405	$1,272	$1,226	$1,234	$1,376	10	2	$5,137	$5,111	1

(a)	Includes trading-related net interest income. See reconciliation from reported to operating basis on page 7.

J.P. MORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS
(in millions, except rates)

						4QTR 2003						2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)				FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003		4Q 2002		2003	2002	2002
AVERAGE BALANCES
ASSETS
Deposits with Banks	$11,724	$10,163	$7,061	$9,998	$13,074	15%		(10)%		$9,742	$11,945	(18)%
Federal Funds Sold and Securities Purchased under Resale Agreements	94,773	89,865	76,690	87,657	88,974	5		7		87,273	84,194	4
Securities Borrowed	40,371	40,019	42,160	38,654	40,673	1		(1)		40,305	42,703	(6)
Trading Assets	156,958	138,829	138,503	161,753	151,994	13		3		148,970	137,272	9
Securities	63,903	75,032	86,830	84,254	77,126	(15)		(17)		77,442	67,065	15
Loans	230,795	237,508	219,950	215,882	211,489	(3)		9		226,106	211,432	7

Total Interest-Earning Assets	598,524	591,416	571,194	598,198	583,330	1		3		589,838	554,611	6
Noninterest-Earning Assets	179,995	191,010	193,461	180,040	171,836	(6)		5		186,140	178,746	4

TOTAL ASSETS	$778,519	$782,426	$764,655	$778,238	$755,166	—		3		$775,978	$733,357	6

LIABILITIES
Interest-Bearing Deposits	$237,636	$221,539	$225,950	$225,389	$215,061	7		10		$227,645	$217,417	5
Federal Funds Purchased and Securities Sold under Repurchase Agreements	141,089	148,132	164,386	191,163	182,526	(5)		(23)		161,020	168,428	(4)
Commercial Paper	13,293	13,088	12,929	14,254	13,469	2		(1)		13,387	16,134	(17)
Other Borrowings (a)	74,551	72,191	63,524	68,453	65,591	3		14		69,703	69,393	—
Beneficial Interests of Consolidated Variable Interest Entities	17,585	19,791	—	—	—	(11)		NM		9,421	—	NM
Long-Term Debt	52,408	48,685	49,219	46,001	44,621	8		17		49,095	43,927	12

Total Interest-Bearing Liabilities	536,562	523,426	516,008	545,260	521,268	3		3		530,271	515,299	3
Noninterest-Bearing Liabilities	196,771	214,860	204,879	190,111	190,919	(8)		3		201,710	175,594	15

TOTAL LIABILITIES	733,333	738,286	720,887	735,371	712,187	(1)		3		731,981	690,893	6

PREFERRED STOCK OF SUBSIDIARY (b)	—	—	—	—	—	NM		NM		—	87	NM

Preferred Stock	1,009	1,009	1,009	1,009	1,009	—		—		1,009	1,009	—
Common Stockholders’ Equity	44,177	43,131	42,759	41,858	41,970	2		5		42,988	41,368	4

TOTAL STOCKHOLDERS’ EQUITY	45,186	44,140	43,768	42,867	42,979	2		5		43,997	42,377	4

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$778,519	$782,426	$764,655	$778,238	$755,166	—		3		$775,978	$733,357	6

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	2.88%	0.93%	2.39%	2.58%	1.48%	195	bp	140	bp	2.20%	2.54%	(34	)bp
Federal Funds Sold and Securities Purchased under Resale Agreements	1.36	1.52	1.85	2.19	2.33	(16)		(97)		1.72	2.47	(75)
Securities Borrowed	0.74	0.71	0.75	1.02	1.42	3		(68)		0.80	1.59	(79)
Trading Assets	4.19	4.27	4.65	4.64	4.64	(8)		(45)		4.44	4.96	(52)
Securities	4.49	4.69	4.62	4.64	4.58	(20)		(9)		4.62	5.10	(48)
Loans	4.74	4.83	5.12	5.32	5.29	(9)		(55)		4.99	5.71	(72)
Total Interest-Earning Assets	3.73	3.83	4.13	4.26	4.22	(10)		(49)		3.98	4.57	(59)
INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	1.33	1.41	1.69	1.92	2.17	(8)		(84)		1.58	2.42	(84)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.16	1.29	1.41	1.54	1.71	(13)		(55)		1.37	1.97	(60)
Commercial Paper	0.98	1.00	1.22	1.30	1.53	(2)		(55)		1.13	1.74	(61)
Other Borrowings	4.91	5.12	5.39	4.99	4.69	(21)		22		5.09	4.96	13
Beneficial Interests of Consolidated Variable Interest Entities	1.36	0.92	—	—	—	44		136		1.13	—	113
Long-Term Debt	2.86	3.01	3.14	3.23	3.68	(15)		(82)		3.05	3.34	(29)
Total Interest-Bearing Liabilities	1.92	2.01	2.18	2.27	2.44	(9)		(52)		2.09	2.67	(58)
INTEREST RATE SPREAD	1.81%	1.82%	1.95%	1.99%	1.78%	(1)		3		1.89%	1.90%	(1)

NET INTEREST MARGIN	2.00%	2.05%	2.16%	2.19%	2.04%	(5)		(4)		2.10%	2.09%	1

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.32%	2.36%	2.47%	2.49%	2.36%	(4)		(4)		2.41%	2.37%	4

(a)	Includes securities sold but not yet purchased.
(b)	On February 28, 2002, all outstanding shares were redeemed.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

								December 31, 2003
								Over (Under)
	Dec 31		Sep 30		Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2003		2003		2003	2003	2002	2003	2002
CREDIT EXPOSURE
COMMERCIAL
Loans — U.S. (a)	$52,024		$58,082		$55,693	$54,156	$56,667	(10)%	(8)%
Loans — Non-U.S	31,073		30,326		35,363	34,290	34,881	2	(11)

Total Commercial Loans	83,097		88,408		91,056	88,446	91,548	(6)	(9)
Derivative Receivables	83,751		83,787		93,602	86,649	83,102	—	1
Other Receivables	108		108		108	108	108	—	—

TOTAL COMMERCIAL CREDIT-RELATED ASSETS	166,956		172,303		184,766	175,203	174,758	(3)	(4)
Lending-Related Commitments (b)	215,758	(d)	209,042	(e)	229,119	230,698	238,120	3	(9)

TOTAL COMMERCIAL CREDIT EXPOSURE	382,714		381,345		413,885	405,901	412,878	—	(7)

CONSUMER
1-4 Family Residential Mortgages — First Liens	54,460		68,873		57,593	51,711	49,357	(21)	10
Home Equity	19,252		16,981		17,327	15,363	14,643	13	31

1-4 Family Residential Mortgages	73,712		85,854		74,920	67,074	64,000	(14)	15
Credit Card — Reported (c)	16,793		16,015		16,578	17,509	19,677	5	(15)
Credit Card Securitizations (c)	34,856		34,315		33,789	32,377	30,722	2	13

Credit Card — Managed	51,649		50,330		50,367	49,886	50,399	3	2
Automobile Financings	38,695		38,867		38,151	36,865	33,615	—	15
Other Consumer	7,221		7,057		6,689	7,577	7,524	2	(4)

TOTAL MANAGED CONSUMER LOANS	171,277		182,108		170,127	161,402	155,538	(6)	10

TOTAL CREDIT PORTFOLIO	$553,991		$563,453		$584,012	$567,303	$568,416	(2)	(3)

(a)
Includes $5.8 billion and $10.9 billion at December 31, 2003 and September 30, 2003, respectively, of exposure related to consolidated variable interest entities in accordance with FIN 46, of which $4.8 billion and $10.4 billion, respectively, is associated with multi-seller asset-backed commercial paper conduits.

(b)	Includes unused advised lines of credit of $19 billion at December 31, 2003.
(c)
At December 31, 2003, credit card securitizations includes $1.1 billion of accrued interest and fees on securitized credit card loans that were classified in Other Assets, consistent with the FASB Staff Position, Accounting for Accrued Interest Receivable Related to Securitized and Sold Receivables under SFAS 140. Prior to March 31, 2003, these balances were classified in Credit Card Loans.

(d)
Total commitments related to asset-backed commercial paper conduits consolidated in accordance with FIN 46 are $9.8 billion at December 31, 2003, of which $3.5 billion is included in Lending-Related Commitments. The remaining $6.3 billion of commitments to these variable interest entities were excluded as their underlying assets are reported as follows: $4.8 billion in Loans-U.S., and $1.5 billion in Available-for-Sale Securities.

(e)
Total commitments related to asset-backed commercial paper conduits consolidated in accordance with FIN 46 are $18.7 billion at September 30, 2003, of which $6.8 billion is included in Lending-Related Commitments. The remaining $11.9 billion of commitments to these variable interest entities were excluded as their underlying assets are reported as follows: $10.4 billion in Loans-U.S., and $1.5 billion in Available-for-Sale Securities.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

													Dec 31, 2003
													Over (Under)
	Dec 31			Sep 30			Jun 30		Mar 31		Dec 31		Sep 30	Dec 31
	2003			2003			2003		2003		2002		2003	2002
COMMERCIAL CREDIT EXPOSURE
Credit Exposure (a)	$382,714	100%		$381,345	100%		$413,885	100%	$405,901	100%	$412,878	100%	—%	(7)%

Risk Profile of Credit Exposure:
Investment-Grade	316,075	83	%(c)	316,544	83	%(c)	345,331	83%	332,602	82%	331,319	80%	—	(5)
Noninvestment-Grade:
Noncriticized	57,782	15%		53,457	14%		55,711	14%	58,731	14%	64,981	16%	8	(11)
Criticized Performing	6,487	1%		8,378	2%		9,496	2%	10,897	3%	12,509	3%	(23)	(48)
Criticized Nonperforming (b)	2,370	1%		2,966	1%		3,347	1%	3,671	1%	4,069	1%	(20)	(42)

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:

Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 to B- / B3
Criticized: CCC+ / Caa1 & below

(a)	Credit exposure is net of risk participations and does not reflect the benefit of credit derivative hedges or liquid collateral held against derivatives contracts.
(b)	Nonperforming assets exclude nonaccrual HFS loans; HFS loans are carried at the lower of cost or market and declines in value are recorded in Other Revenue.
(c)
Investment-Grade includes $5.8 billion and $10.9 billion at December 31, 2003 and September 30, 2003, respectively, of loan exposure related to consolidated variable interest entities in accordance with FIN 46.

Commercial Exposure Risk Profile

($ in billions)

$413
$406
$414
$381
$383
Noninvestment-grade
Investment-grade (a)
82
73
69
65
67
331
333
345
316
316
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03

	12/31/02	3/31/03	6/30/03	9/30/03	12/31/03
Nonperforming:	**$4.1**	**$3.7**	**$3.3**	**$3.0**	**$2.4**
% of Exposure:	**1.0%**	**0.9%**	**0.8%**	**0.8%**	**0.6%**

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

						Dec 31, 2003
						Over (Under)
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30		Dec 31
	2003	2003	2003	2003	2002	2003		2002
NONPERFORMING ASSETS AND RATIOS
COMMERCIAL
Loans — U.S.	$1,085	$1,360	$1,810	$2,029	$2,059	(20)%		(47)%
Loans — Non-U.S.	924	1,238	1,153	1,257	1,613	(25)		(43)

Total Commercial Loans	2,009	2,598	2,963	3,286	3,672	(23)		(45)
Derivative Receivables	253	260	276	277	289	(3)		(12)
Other Receivables	108	108	108	108	108	—		—

TOTAL COMMERCIAL CREDIT EXPOSURE	2,370	2,966	3,347	3,671	4,069	(20)		(42)

CONSUMER
1-4 Family Residential Mortgages — First Liens	249	263	251	249	259	(5)		(4)
Home Equity	55	54	52	54	53	2		4

1-4 Family Residential Mortgages	304	317	303	303	312	(4)		(3)
Credit Card — Reported	11	13	13	14	15	(15)		(27)
Credit Card Securitizations	—	—	—	—	—	NM		NM

Credit Card — Managed	11	13	13	14	15	(15)		(27)
Automobile Financings	119	113	111	112	118	5		1
Other Consumer	66	70	66	66	76	(6)		(13)

TOTAL MANAGED CONSUMER LOANS	500	513	493	495	521	(3)		(4)

Assets Acquired in Loan Satisfactions	216	203	227	225	190	6		14

TOTAL CREDIT PORTFOLIO (a)	$3,086	$3,682	$4,067	$4,391	$4,780	(16)		(35)

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	0.40%	0.46%	0.51%	0.58%	0.63%	(6	)bp	(23	)bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL
Loans — U.S.	$41	$35	$35	$37	$57	17%		(28)%
Loans — Non-U.S.	5	2	—	2	—	150		NM
Derivative Receivables	—	—	—	—	—	NM		NM

TOTAL COMMERCIAL CREDIT EXPOSURE	46	37	35	39	57	24		(19)

CONSUMER
1-4 Family Residential Mortgages — First Liens	—	—	—	—	—	NM		NM
Home Equity	—	—	—	—	—	NM		NM

1-4 Family Residential Mortgages	—	—	—	—	—	NM		NM
Credit Card — Reported (b)	248	229	229	269	451	8		(45)
Credit Card Securitizations (b)	879	814	792	808	630	8		40

Credit Card — Managed	1,127	1,043	1,021	1,077	1,081	8		4
Automobile Financings	—	—	—	—	—	NM		NM
Other Consumer	21	21	21	22	22	—		(5)

TOTAL MANAGED CONSUMER LOANS	1,148	1,064	1,042	1,099	1,103	8		4

TOTAL CREDIT PORTFOLIO	$1,194	$1,101	$1,077	$1,138	$1,160	8		3

(a)
Nonperforming assets exclude nonaccrual loans held for sale (“HFS”) of $97 million at December 31, 2003. HFS loans are carried at the lower of cost or market, and declines in value are recorded in Other Revenue.

(b)
At December 31, 2003, credit card securitizations includes $166 million of accrued interest and fees on securitized credit card loans past due 90 days and over and accruing that were classified in Other Assets, consistent with the FASB Staff Position, Accounting for Accrued Interest Receivable Related to Securitized and Sold Receivables under SFAS 140. Prior to March 31, 2003, these balances were classified in Credit Card Loans.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except rates)

						4QTR 2003						2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)				FULL YEAR		Over (Under)
	2003	2003	2003	2003	2002	3Q 2003		4Q 2002		2003	2002	2002
NET CHARGE-OFFS
COMMERCIAL
Loans — U.S	$1	$194	$185	$118	$226	(99)%		(100)%		$498	$921	(46)%
Loans — Non-U.S	7	65	72	174	208	(89)		(97)		318	960	(67)

Total Commercial Loans	8	259	257	292	434	(97)		(98)		816	1,881	(57)
Lending-Related Commitments	—	—	—	—	212	NM		NM		—	212	NM

TOTAL COMMERCIAL CREDIT EXPOSURE	8	259	257	292	646	(97)		(99)		816	2,093	(61)

CONSUMER
1-4 Family Residential Mortgages — First Liens	9	4	5	5	11	125		(18)		23	49	(53)
Home Equity	1	1	6	2	4	—		(75)		10	7	43

1-4 Family Residential Mortgages	10	5	11	7	15	100		(33)		33	56	(41)
Credit Card — Reported	266	263	268	275	286	1		(7)		1,072	1,389	(23)
Credit Card Securitizations	462	471	480	457	430	(2)		7		1,870	1,439	30

Credit Card — Managed	728	734	748	732	716	(1)		2		2,942	2,828	4
Automobile Financings	43	43	39	46	47	—		(9)		171	161	6
Other Consumer	47	44	39	50	54	7		(13)		180	189	(5)

TOTAL MANAGED CONSUMER LOANS	828	826	837	835	832	—		—		3,326	3,234	3

TOTAL CREDIT PORTFOLIO	$836	$1,085	$1,094	$1,127	$1,478	(23)		(43)		$4,142	$5,327	(22)

NET CHARGE-OFF RATES — ANNUALIZED
COMMERCIAL
Loans — U.S. (a)	0.01%	1.21%	1.40%	0.86%	1.61%	(120	)bp	(160	)bp	0.87%	1.52%	(65	)bp
Loans — Non-U.S	0.09	0.84	0.88	2.07	2.30	(75)		(221)		0.99	2.63	(164)
Total Commercial Loans (a)	0.04	1.09	1.20	1.32	1.88	(105)		(184)		0.91	1.93	(102)
Lending-Related Commitments	—	—	—	—	0.35	—		(35)		—	0.09	(9)
TOTAL COMMERCIAL CREDIT EXPOSURE	0.01	0.33	0.33	0.37	0.78	(32)		(77)		0.26	0.62	(36)

CONSUMER
1-4 Family Residential Mortgages — First Liens	0.06	0.02	0.04	0.04	0.09	4		(3)		0.04	0.11	(7)
Home Equity	0.02	0.02	0.15	0.05	0.11	—		(9)		0.06	0.05	1
1-4 Family Residential Mortgages	0.05	0.02	0.06	0.04	0.10	3		(5)		0.04	0.10	(6)
Credit Card — Reported	6.66	6.26	6.22	6.17	5.90	40		76		6.32	6.42	(10)
Credit Card Securitizations	5.31	5.57	5.90	5.82	5.58	(26)		(27)		5.64	5.43	21
Credit Card — Managed	5.74	5.80	6.01	5.95	5.70	(6)		4		5.87	5.87	—
Automobile Financings	0.43	0.45	0.41	0.53	0.58	(2)		(15)		0.45	0.57	(12)
Other Consumer	2.56	2.53	2.15	2.54	2.77	3		(21)		2.45	2.41	4
TOTAL MANAGED CONSUMER LOANS	1.85	1.86	2.01	2.14	2.20	(1)		(35)		1.96	2.30	(34)
TOTAL MANAGED LOANS	1.25	1.59	1.74	1.85	2.08	(34)		(83)		1.60	2.15	(55)
TOTAL CREDIT PORTFOLIO	0.69	0.88	0.91	0.95	1.22	(19)		(53)		0.86	1.11	(25)

(a)
Reflects the impact of consolidated variable interest entities in accordance with FIN 46. Excluding the exposures related to the FIN 46 adoption, the net charge-off rate would have been unchanged for the fourth quarter of 2003, and 1.49% for Loans-U.S. and 1.24% for Total Commercial Loans for the third quarter of 2003.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

								4QTR 2003						2003
	4QTR		3QTR		2QTR	1QTR	4QTR	Over (Under)				FULL YEAR		Over (Under)
	2003		2003		2003	2003	2002	3Q 2003		4Q 2002		2003	2002	2002
SUMMARY OF CHANGES IN THE ALLOWANCE
LOANS:
Beginning Balance	$4,753		$5,087		$5,215	$5,350	$5,263	(7)%		(10)%		$5,350	$4,524	18%
Net Charge-Offs	(374)		(614)		(614)	(670)	(836)	39		55		(2,272)	(3,676)	38
Provision for Loan Losses	144		278		487	670	921	(48)		(84)		1,579	4,039	(61)
Other	—		2		(1)	(135)	2	NM		NM		(134)	463	NM

Ending Balance	$4,523		$4,753		$5,087	$5,215	$5,350	(5)		(15)		$4,523	$5,350	(15)

LENDING-RELATED COMMITMENTS:
Beginning Balance	$329		$384		$436	$363	$573	(14)		(43)		$363	$282	29
Net Charge-Offs	—		—		—	—	(212)	NM		NM		—	(212)	NM
Provision for Lending-Related Commitments	(5)		(55)		(52)	73	—	91		NM		(39)	292	NM
Other	—		—		—	—	2	NM		NM		—	1	NM

Ending Balance	$324		$329		$384	$436	$363	(2)		(11)		$324	$363	(11)

ALLOWANCE COMPONENTS AND RATIOS
LOANS:
Commercial — Specific	$917		$1,096		$1,371	$1,528	$1,603	(16)		(43)
Commercial — Expected	454		481		548	590	613	(6)		(26)

Total Commercial	1,371		1,577		1,919	2,118	2,216	(13)		(38)
Consumer Expected	2,257		2,234		2,226	2,255	2,360	1		(4)

Total Specific and Expected	3,628		3,811		4,145	4,373	4,576	(5)		(21)
Residual Component	895		942		942	842	774	(5)		16

Total Allowance for Loan Losses	$4,523		$4,753		$5,087	$5,215	$5,350	(5)		(15)

LENDING-RELATED COMMITMENTS:
Commercial — Specific	$172		$187		$252	$305	$237	(8)		(27)
Commercial — Expected	105		95		85	84	87	11		21

Total Specific and Expected	277		282		337	389	324	(2)		(15)
Residual Component	47		47		47	47	39	—		21

Total Allowance for Lending-Related Commitments	$324		$329		$384	$436	$363	(2)		(11)

Total Allowance for Credit Losses	$4,847		$5,082		$5,471	$5,651	$5,713	(5)		(15)

Allowance for Loan Losses to Total Loans	2.06	%(a)	2.01	%(a)	2.24%	2.40%	2.47%	5	bp	(41	)bp
Allowance for Loan Losses to Total Nonperforming Loans	180		153		147	138	128	2,700		5,200
Allowance for Loan Losses to Total Nonperforming Assets	147		129		125	119	112	1,800		3,500
CREDIT COSTS
Loans:
Commercial	$(197)		$(85)		$58	$194	$526	(132)%		NM		$(30)	$2,371	NM
Consumer	388		363		329	411	395	7		(2)%		1,491	1,589	(6)

Total Specific and Expected	191		278		387	605	921	(31)		(79)		1,461	3,960	(63)
Residual Component	(47)		—		100	65	—	NM		NM		118	79	49

Total Provision for Loan Losses	144		278		487	670	921	(48)		(84)		1,579	4,039	(61)

Lending-Related Commitments:
Commercial	(5)		(55)		(52)	65	25	91		NM		(47)	309	NM
Residual Component	—		—		—	8	(25)	NM		NM		8	(17)	NM

Total Provision for Lending-Related Commitments	(5)		(55)		(52)	73	—	91		NM		(39)	292	NM

Provision for Credit Losses	139		223		435	743	921	(38)		(85)		1,540	4,331	(64)
Securitized Credit Losses	462		471		480	457	430	(2)		7		1,870	1,439	30

Total Managed Credit Costs	$601		$694		$915	$1,200	$1,351	(13)		(56)		$3,410	$5,770	(41)

(a)
Reflects the impact of consolidated variable interest entities in accordance with FIN 46. Excluding the exposures related to the FIN 46 adoption, the ratio would have been 2.12% and 2.11% at December 31, 2003 and September 30, 2003, respectively.

J.P. MORGAN CHASE & CO. CAPITAL

								4QTR 2003							2003
	4QTR		3QTR	2QTR		1QTR	4QTR	Over (Under)				FULL YEAR			Over (Under)
	2003		2003	2003		2003	2002	3Q 2003		4Q 2002		2003		2002	2002
AVAILABLE VERSUS REQUIRED AVERAGE CAPITAL
(in billions)
Common Stockholders’ Equity	$44.2	(a)	$43.1	$42.8		$41.9	$42.0	3%		5%		$43.0	(a)	$41.4	4%
Economic Risk Capital
Credit Risk	10.6	(a)	12.6	14.4		15.1	14.7	(16)		(28)		13.1	(a)	14.0	(6)
Market Risk	4.6	(a)	5.0	4.3		4.2	4.1	(8)		12		4.5	(a)	4.7	(4)
Operational Risk	3.5	(a)	3.4	3.5		3.5	3.5	3		—		3.5	(a)	3.5	—
Business Risk	1.7	(a)	1.7	1.7		1.7	1.8	—		(6)		1.7	(a)	1.8	(6)
Private Equity Risk	5.2	(a)	5.4	5.4		5.4	5.5	(4)		(5)		5.4	(a)	5.8	(7)

Economic Risk Capital	25.6	(a)	28.1	29.3		29.9	29.6	(9)		(14)		28.2	(a)	29.8	(5)

Goodwill / Intangibles	9.1	(a)	8.8	8.9		8.9	8.9	3		2		8.9	(a)	8.8	1
Asset Capital Tax	4.0	(a)	4.1	3.9		4.0	3.9	(2)		3		4.1	(a)	3.9	5

Capital Against Nonrisk Factors	13.1	(a)	12.9	12.8		12.9	12.8	2		2		13.0	(a)	12.7	2

Total Capital Allocated to Business Activities	38.7		41.0	42.1		42.8	42.4	(6)		(9)		41.2		42.5	(3)
Diversification Effect	(5.0	)(a)	(5.3)	(5.0)		(5.0)	(4.9)	6		(2)		(5.1	)(a)	(5.3)	4

Total Required Internal Capital	33.7	(a)	35.7	37.1		37.8	37.5	(6)		(10)		36.1	(a)	37.2	(3)

Firm Capital in Excess of Required Capital	$10.5	(a)	$7.4	$5.7		$4.1	$4.5	42		133		$6.9	(a)	$4.2	64

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted — Average Shares Outstanding	2,016.2		2,012.2	2,005.6		1,999.8	1,990.0	—		1		2,008.6		1,984.3	1
Diluted Weighted — Average Shares Outstanding	2,079.3		2,068.2	2,050.6		2,021.9	2,008.5	1		4		2,055.1		2,009.1	2
Common Shares Outstanding — at Period End	2,042.6		2,039.2	2,035.1		2,030.0	1,998.7	—		2
CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34	$0.34		$0.34	$0.34	—		—		$1.36		$1.36	—
BOOK VALUE PER SHARE	22.10		21.55	21.53		20.73	20.66	3		7
SHARE PRICE
High	$36.99		$38.26	$36.52		$28.29	$26.14	(3)		42		$38.26		$39.68	(4)
Low	34.45		32.40	23.75		20.13	15.26	6		126		20.13		15.26	32
Close	36.73		34.33	34.18		23.71	24.00	7		53
CAPITAL RATIOS
(in millions, except ratios)
Tier 1 Capital	$43,139	(a)	$42,533	$41,115		$38,442	$37,570	1		15
Total Capital	59,761	(a)	59,455	58,848		55,702	54,495	1		10
Risk-Weighted Assets	511,896	(a)	490,590	491,500	(b)	455,549	455,948	4		12
Adjusted Average Assets	765,541	(a)	770,707	751,376		764,677	741,862	(1)		3
Tier 1 Capital Ratio	8.4	%(a)	8.7%	8.4	%(b)	8.4%	8.2%	(30	)bp	20	bp
Total Capital Ratio	11.7	(a)	12.1	12.0	(b)	12.2	12.0	(40)		(30)
Tier 1 Leverage Ratio	5.6	(a)	5.5	5.5		5.0	5.1	10		50

(a)	Estimated
(b)
The Firm changed the way it calculates risk-weighted assets during the third quarter of 2003. The June 30, 2003 Tier 1 and Total Capital ratios of 8.4% and 12.0%, respectively, are calculated on the same basis as for September 30, 2003. The June 30, 2003 Tier 1 and Total Capital ratios were previously reported as 8.7% and 12.4%, respectively. Prior quarters have not been restated.

J.P. MORGAN CHASE & CO. MARKET RISK — INVESTMENT BANK AVERAGE TRADING VAR

						4QTR 2003				2003
	4QTR	3QTR	2QTR	1QTR	4QTR	Over (Under)		FULL YEAR		Over (Under)
(in millions)	2003	2003	2003	2003	2002	3Q 2003	4Q 2002	2003	2002	2002
IB Trading Portfolio:
Interest Rate	$75.8	$65.8	$60.5	$53.5	$66.4	15%	14%	$63.9	$67.6	(5)%
Foreign Exchange	20.3	14.8	15.2	17.3	14.0	37	45	16.8	11.6	45
Equities	40.9	12.0	9.2	11.0	8.5	241	381	18.2	14.4	26
Commodities	2.7	3.5	3.1	2.2	2.1	(23)	29	2.9	3.6	(19)
Hedge Fund Investment	5.4	5.9	4.5	3.5	3.4	(8)	59	4.8	3.2	50
Less: Portfolio Diversification	(50.6)	(33.5)	(34.3)	(34.1)	(27.8)	(51)	(82)	(38.0)	(28.8)	(32)

Total Investment Bank Trading VAR	$94.5	$68.5	$58.2	$53.4	$66.6	38	42	$68.6	$71.6	(4)

J.P. MORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets actively managed by Investment Management & Private Banking on behalf of institutional, retail and private banking clients. Excludes assets managed at American Century Companies, Inc., in which the Firm has a 44% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Allocated Capital: Represents the portion of average common stockholders’ equity allocated to the business segments, based on their respective risks. The total average allocated capital of all business segments equals the total average common stockholders’ equity of the Firm.

Average Goodwill Capital: The Firm allocates capital to businesses equal to 100% of the carrying value of goodwill. Average goodwill capital is equal to the average carrying value of goodwill.

Average Managed Assets: Includes credit card receivables that have been securitized.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

FIN 46: FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”

JPMorgan Partners (“JPMP”): JPMorgan Chase’s private equity business. The fair value of public investments held by JPMP are marked-to-market at the quoted public value. To determine the carrying values of these investments, JPMP incorporates the use of liquidity discounts to take into account the fact that it cannot immediately realize or hedge the quoted public values as a result of regulatory, corporate and/or contractual sales restrictions imposed on these holdings. Private investments are initially valued based on cost. The carrying values of private investments are adjusted from cost to reflect both positive and negative changes evidenced by financing events with third-party capital providers. In addition, these investments are subject to ongoing impairment reviews by JPMP’s senior investment professionals. A variety of factors are reviewed and monitored to assess impairment including, but not limited to, operating performance and future expectations, comparable industry valuations of public companies, changes in market outlook and changes in the third-party financing environment.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger and restructuring costs, special items and credit card securitizations.

Other Consumer Loans: Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

Overhead Ratio: Operating expense (excluding merger and restructuring costs and special items) as a percentage of operating revenue.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, merger and restructuring costs and special items.

Return on Tangible Allocated Capital: Operating earnings less preferred dividends as a percentage of average allocated capital, excluding the impact of goodwill.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Shareholder Value Added (“SVA”): Represents operating earnings minus preferred dividends and an explicit charge for capital.

Special Items: Includes merger and restructuring costs and other special items.

Tangible Shareholder Value Added: SVA less the impact of goodwill on operating earnings and capital charges.

Unaudited: The financial statements and information included throughout this document are unaudited.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.